UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       June 24, 1999
                                                 -------------------------------

PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Sale and Master Servicing Agreement, dated as of June 1, 1999, relating to the Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2)
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             (Exact name of registrant as specified in its charter)


        Delaware                     333-61785                  06-1204982
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  1285 Avenue of the Americas
                  New York, New York                              10019
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                  (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code     (212) 713-2000
                                                   -----------------------------



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         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS
            ------------

            On June 24, 1999, Fremont Home Loan Owner Trust 1999-2 (the "OWNER TRUST") issued the Home Loan Asset Backed Notes, Series 1999-2 (the "NOTES"), having an aggregate original principal balance of $495,492,168. The Notes were issued pursuant to an Indenture, dated as of June 1, 1999 (the "Indenture") between Fremont Home Loan Owner Trust 1999-2 (the "OWNER TRUST") and First Union National Bank ("FIRST UNION, in such capacity, the "INDENTURE TRUSTEE"), a copy of which is filed as an exhibit hereto. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "REGISTRANT"), pursuant to an Owner Trust Agreement, dated as of June 1, 1999 (the "OWNER TRUST AGREEMENT") among the Registrant, Fremont Investment & Loan (the "TRANSFEROR") and Wilmington Trust Company (the "OWNER TRUSTEE"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting primarily of home loans (the "LOANS"). The Loans were sold by the Registrant to the Owner Trust pursuant to a Sale and Master Servicing Agreement, dated as of June 1, 1999 (the "SALE AND SERVICING AGREEMENT"), among the Owner Trust, as issuer, the Registrant, the Indenture Trustee and Fremont Investment & Loan, as master servicer and transferor, a copy of which is filed as an exhibit hereto.

            In addition, the Owner Trust and First Union, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of June 1, 1999, a copy of which is filed as an exhibit hereto. Also filed as an exhibit hereto is a copy of the Financial Guaranty Insurance Policy, dated June 24, 1999, between Financial Security Assurance Inc. and First Union National Bank.

            Interest on the Notes will be paid on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

      (EX-4.1) Indenture, dated as of June 1, 1999, between Fremont Home Loan Owner Trust 1999-2 and First Union National Bank.

      (EX-4.2) Sale and Master Servicing Agreement, dated as of June 1, 1999, among PaineWebber Mortgage Acceptance
                                         Corporation IV, Fremont Home Loan Owner
                                         Trust 1999-2, Fremont Investment & Loan
                                         and First Union National Bank.

      (EX-99.1)                          Administration  Agreement,  dated as of
                                         June 1, 1999,  among  Fremont Home Loan
                                         Owner Trust 1999-2,  Fremont Investment
                                         & Loan and First Union National Bank.

      (EX-99.2)                          Owner Trust Agreement, dated as of June
                                         1,  1999,  among  PaineWebber  Mortgage
                                         Acceptance   Corporation   IV,  Fremont
                                         Investment  &  Loan,  Wilmington  Trust
                                         Company and First Union National Bank.

      (EX-99.3)                          Servicing  Agreement,  dated as of June
                                         1, 1999,  between Fremont  Investment &
                                         Loan and Fairbanks Capital Corp.

      (EX-99.4)                          Financial  Guaranty  Insurance  Policy,
                                         dated June 24, 1999,  between Financial
                                         Security Assurance Inc. and First Union
                                         National Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                       CORPORATION IV

June 30, 1999



                                       By:   /S/ BARBARA J. DAWSON
                                             ------------------------------
                                             Name:  Barbara J. Dawson
                                             Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.          Description                                   Electronic(e)
-----------          -----------                                   -------------

      (EX-4.1)       Indenture, dated as of June 1, 1999, between        E
                     Fremont  Home Loan  Owner  Trust  1999-2 and
                     First Union National Bank.

      (EX-4.2)       Sale and Master Servicing  Agreement,  dated        E
                     as  of  June  1,  1999,  among   PaineWebber
                     Mortgage Acceptance  Corporation IV, Fremont
                     Home  Loan  Owner  Trust   1999-2,   Fremont
                     Investment  & Loan and First Union  National
                     Bank.

      (EX-99.1)      Administration  Agreement,  dated as of June        E
                     1, 1999, among Fremont Home Loan Owner Trust
                     1999-2,  Fremont Investment & Loan and First
                     Union National Bank.

      (EX-99.2)      Owner Trust  Agreement,  dated as of June 1,        E
                     1999, among PaineWebber  Mortgage Acceptance
                     Corporation  IV, Fremont  Investment & Loan,
                     Wilmington  Trust  Company  and First  Union
                     National Bank.

      (EX-99.3)      Servicing  Agreement,  dated  as of  June 1,        E
                     1999,  between Fremont Investment & Loan and
                     Fairbanks Capital Corp.

      (EX-99.4)      Financial Guaranty  Insurance Policy,  dated        E
                     June 24, 1999,  between  Financial  Security
                     Assurance  Inc.  and  First  Union  National
                     Bank.